EXHIBIT 32.01


             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
    AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Focus Affiliates, Inc. ( the "Registrant" ) on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof ( the "Quarterly Report" ), I, Michael Burke, Director and Chief Executive Officer of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

( 1 ) The Quarterly Report, to which this certification is attached as
Exhibit 32.01, fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

( 2 ) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


Dated : October 17, 2008           Signature :  /s/ Michael Burke
                                                ----------------------------
                                                Michael Burke
                                                Director and Chief
                                                Executive Officer


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